UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2018

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2018, Northern Oil and Gas, Inc. (the “Company”), announced a realignment of executive job responsibilities. Effective July 5, 2018, Michael Reger, the Company’s founder and current CEO, assumed the title of President, and Brandon Elliott, the Company’s current President and COO, assumed the title of CEO.

In connection with the foregoing, on July 5, 2018, the Company entered into new employment agreements with Mr. Reger and Mr. Elliott. Mr. Reger’s new agreement is substantially similar to his existing agreement, which was entered into on May 24, 2018, except for changes to reflect his new title and certain other matters. Mr. Elliott’s prior employment agreement, which he entered into in connection with joining the Company in 2013, had previously expired pursuant to its terms. Under his new agreement, Mr. Elliott is entitled to a $325,000 annualized cash base salary. Otherwise, the terms and conditions of Mr. Elliott’s new agreement are substantially similar to the Company’s employment agreement with its new Chief Financial Officer, Nicholas O’Grady, which became effective on June 1, 2018. The Company’s disclosure regarding Mr. O’Grady’s employment agreement that was included in its Current Report on Form 8-K filed with the SEC on May 31, 2018, is incorporated herein by reference.

Copies of the new employment agreements are attached hereto as Exhibits 10.1 and 10.2, and incorporated herein by reference. The description of the employment agreements contained herein is qualified in its entirety by reference to the full text of the employment agreements.

Item 7.01.    Regulation FD Disclosure.

On July 5, 2018, the Company issued a press release relating to the foregoing, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated July 5, 2018, between Northern Oil and Gas, Inc. and Michael Reger.
10.2	Amended and Restated Employment Agreement, dated July 5, 2018, between Northern Oil and Gas, Inc. and Brandon Elliott.
99.1	Press Release of Northern Oil and Gas, Inc., dated July 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2018	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Executive Vice President, General Counsel and Secretary